                                                                    EXHIBIT 10.3

[THERMO ELECTRON LOGO]

                                                                      MEMORANDUM

To:   Mike Kleine

From: Anne Pol

Date: 12/21/00

Re:   Revision to 7/18/00 Addendum to the Transaction Agreement dated 2/18/00

------------------------------------------------------------------------------

This is an update to my memo dated 7/18/00 to reflect the change in your minimum guaranteed transaction bonus. The new amount is $300,000.